UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 9, 2015

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2015, Imperva, Inc. (“Imperva”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc. (the “Representatives”) as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which Imperva agreed to issue and sell 3,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $39.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, Imperva granted the Underwriters a 30-day option to purchase up to an additional 450,000 shares of Common Stock. The Shares are expected to be issued and sold pursuant to Imperva’s Registration Statement on Form S-3 (File No. 333-202610) that was filed with the Securities and Exchange Commission (the “SEC”) and became immediately effective on March 9, 2015, the preliminary prospectus relating to the Offering included therein and a final prospectus relating to the Offering dated March 12, 2015.

Imperva estimates that net proceeds from the Offering will be approximately $111.1 million, or approximately $127.9 million if the Underwriters exercise in full their option to purchase additional shares, after deducting underwriting discounts and commissions and estimated Offering expenses payable by Imperva. Imperva intends to use the net proceeds from the Offering for working capital and other general corporate purposes, which may include acquisitions of businesses, technologies or other assets. Imperva does not currently have any specific uses of the net proceeds planned, nor does it have any agreements or commitments relating to specific acquisitions at this time.

A copy of the Underwriting Agreement is filed as Exhibit 1.01 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

On March 9, 2015, Imperva issued a press release announcing the launch of the Offering entitled “Imperva Announces Proposed Follow-on Offering” and, on March 12, 2015, Imperva issued a press release announcing the pricing of the Offering entitled “Imperva Announces Pricing of Follow-on Offering.” A copy of each of these press releases is furnished as Exhibit 99.01 and Exhibit 99.02, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

1.01	Underwriting Agreement between Imperva, Inc., Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., dated March 12, 2015

99.01	Press release issued by Imperva, Inc., dated March 9, 2015

99.02	Press release issued by Imperva, Inc., dated March 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid
Terrence J. Schmid Chief Financial Officer

Date: March 12, 2015

EXHIBIT INDEX

Number	Description

1.01	Underwriting Agreement between Imperva, Inc., Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., dated March 12, 2015

99.01	Press release issued by Imperva, Inc., dated March 9, 2015

99.02	Press release issued by Imperva, Inc., dated March 12, 2015